

Practical Assessment of Hepatic Steatosis for NAFLD - NASH

INVESTOR PRESENTATION

DECEMBER 2020

ENDRA LIFE SCIENCES

See more. Do more. Live better.

NASDAQ: NDRA

Forward-Looking Statements

Certain statements made in this presentation are forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

ENDRA Life Sciences' Goal

SEE MORE. DO MORE. LIVE BETTER.

Commercialize **Thermo Acoustic Enhanced UltraSound (TAEUS®)**, a technology that enhances existing ultrasound systems to visualize tissue similar to an MRI, but at 50X[1] lower cost and at the point of patient care.

1 Sources & Assumptions in Appendix

ENDRA Life Sciences

TAEUS®

PLATFORM TECHNOLOGY

Opportunities in a variety of clinical applications

Multiple potential revenue streams: hardware, software, services, disposables, licensing

78 IP assets[1]

NAFLD
NASH

1st APPLICATION: LIVER DISEASE

1.4B people[2] affected by excess liver fat and inflammation

~50 pharma therapies in development

No practical diagnostic tools exist

$21B market opportunity[3]

CE mark received, 510(k) submitted

OPERATIONS & PARTNERS

Lean operations: ~20 employees, Ann Arbor, Michigan

Partners & advisors: UPMC, Tufts, GE Healthcare, University of Michigan, others

AI collaboration with Western University

1,2,3: Sources & Assumptions in Appendix

Large Unmet Clinical Need: NAFLD-NASH Diagnostics

RAMPANT DISEASE, APPROACHING THERAPIES … BUT NO PRACTICAL DIAGNOSTIC TOOLS

Liver Disease: NAFLD-NASH

1.4 billion people affected.[1] Linked to obesity, diabetes, genetics

Can progress to fibrosis, cirrhosis cancer and cardiovascular disease[2]

Annual U.S direct medical costs >$100 billion[3]

Diagnostic Gap

No practical diagnostic tools:

- **MRI**: $2M-$3M, 5+ tons, purpose-built room, relatively few systems vs ultrasound, concentrated in urban areas
- **Liver biopsy**: Invasive, painful, impractical to do frequently

1st Therapies Near

Advent of first **targeted therapies** for NAFLD-NASH increases need to identify & monitor patients

~50 compounds in development[4] including ~30 in Phase II–III[4]

Many target fat metabolism[4]

Non-Alcoholic Fatty Liver Disease (**NAFLD**): Build-up of fat in the liver
Non-Alcoholic Steatohepatitis (**NASH**): NAFLD + inflammation
1, 2, 3, 4. Sources & Assumptions in Appendix

ENDRA LIFE SCIENCES

Assessing & Monitoring Liver Fat of 1 Billion+ NAFLD-NASH Patients

NO TOOL HAS BALANCED DIAGNOSTIC VALUE + ACCESSIBILITY


HIGH
DIAGNOSTIC VALUE
LOW
Liver Biopsy
MRI
OPTIMAL BALANCE
DIAGNOSTIC VALUE + ACCESSIBILITY
ENDRA LIFE SCIENCES
TAEUS®
Quantitative Ultrasound
Traditional Ultrasound
Blood Tests
Medical History & BMI
LOW
ACCESSIBILITY
HIGH
(AFFORDABILITY, SAFETY, EASE OF USE)

Source: ENDRA Life Sciences' assessment of relative position of key technologies. See Appendix for further details.

ENDRA's TAEUS®: Enhancing Traditional Ultrasound

RADIO FREQUENCY PULSES CREATE SONIC WAVES THAT QUANTITATE LIVER FAT FRACTION



Illustration of TAEUS probe


15.0

Screen shot of TAEUS measurement

- ✓ TAEUS directly measures a material property of liver tissue that is only affected by the amount of fat (triglyceride), and has not been found to be confounded by fibrosis like other methods (attenuation, back-scatter)
- ✓ Completed first human feasibility study (n=19), validated against MRI-PDFF
  Sensitivity 0.88 **Specificity** 0.82 **AUROC** 0.91 @ MRI-PDFF 6% steatosis
- ✓ CE mark in Europe; 510(k) submitted to U.S. FDA

TAEUS Procedure

- As little as 15 minutes of user training. Easy-to-interpret results
- Locate liver with <u>any</u> traditional B-mode ultrasound
- Apply & activate TAEUS probe; each scan takes 1.5 seconds

TAEUS Liver: Targeting High-Value Clinical & Pharma Segments

CLINICIANS & DRUG DEVELOPERS STRUGGLE WITH SAME MRI-BIOPSY LIMITATIONS

	RADIOLOGY Imaging Experts	GASTRO-HEPATOLOGY Liver Experts	OTHER Front-line of obesity & diabetes	PHARMA & CRO's
	~100,000 practitioners[1] Perform 80% of 70M[2] yearly abdominal ultrasounds	~45,000 practitioners[1] Diagnose & treatment of liver disease	~300,000 practitioners[1] Endocrinology, Internal & Primary medicine	50+ companies developing NAFLD-NASH therapies
CORE NEEDS	*"Help me deliver high-quality, safe, cost-effective healthcare to more patients"*			*"Help me drive clinical trial efficiencies"*
TAEUS VALUE PROPOSITION **Identify** and **monitor** therapy of patients with hepatic steatosis, non-invasively, cost-effectively, at point-of-care.	✓	✓	✓	✓[6]

[1,2,3] Sources & Assumptions in Appendix
[3] SFR = Clinical trial Screening Failure Rates (SFR's) for NAFLD-NASH trials are historically 55%+

TAEUS Liver Commercialization: 3 Core Elements

ENDRA LIFE SCIENCES

TARGET CLINICIANS @ LOCAL LEVEL

Small ENDRA team + GE intros

ENDRA CRM w/4000 clinician names

GE Healthcare

DRIVE AWARENESS, INTEREST & TRIAL

ENDRA at key global clinical conferences

Online education & marketing: www.endrainc.com





EASL The Home of Hepatology

RSNA

AASLD

BUILD CLINICAL EVIDENCE

ENDRA clinical evaluation sites in each target market.

Leverage as reference sites supporting commercialization.

UPMC University of Pittsburgh Medical Center

Medical College of Wisconsin

Rocky Vista University

U.S.

JGU Johannes Gutenberg Universität Mainz

Germany

CHU Angers Centre Hospitalier Universitaire

France

TAEUS® Platform Evolution[1]

MULTIPLE POTENTIAL CLINICAL APPLICATIONS & REVENUE STREAMS TO SCALE BUSINESS


HARDWARE
TAEUS accessory increases utility of existing ultrasound systems
SOFTWARE
TAEUS SW apps added to TAEUS accessory or licensing partners
SERVICES
E.g., Maintenance contracts
DISPOSABLES
E.g., Applicator pads to enhance TAEUS performance
LICENSING
Build-in TAEUS as feature of new OEM systems
TAEUS Platform
ASSESS LIVER FAT
Current focus
TISSUE TEMPERATURE
Guide energy-based surgery for cancer, cardiology, pain
TISSUE PERFUSION
Visualize micro-vascular flows associated with damaged tissue
VASCULAR FLOW
Visualize blocked or malformed vessels

Future TAEUS Application: Guidance of Energy-Based Surgery

MAP THE HEAT OR COLD SIGNATURE OF THERMO-ABLATIVE PROCEDURES FOR CANCER, CARDIOLOGY, PAIN


ENDRA Temperature Overlay
Traditional Ultrasound

THERMO-ABLATIVE PROCEDURES

- 5^{+} million procedures annually[1] growing at 15%[1] CAGR, driven by aging-related diseases: cancer, pain, cardiology
- Current surgical guidance tools are inaccurate or impractical: Printed guidelines or expensive MRI

"Doctors aren't always sure where the (thermo-ablative) energy is going. They could hit a vessel or another heat-sink in the body and the academic models fall apart and treatment is ineffective."

Jonathan Rubin, M.D
Head for Ultrasound & Abdominal Interventional Radiology (Retired), The University of Michigan

ENDRA LIFE SCIENCES

1 Sources & Assumptions in Appendix

Anticipated Milestones: ENDRA Liver Application

SECURE REGULATORY APPROVALS, RAMP COMMERCIALIZATION, BUILD CLINICAL EVIDENCE

2020

- ✓ Obtain CE Mark certification
- ✓ Surpass 70 IP assets[1] in portfolio
- ✓ Submit 510(k) application
- ✓ Announce additional EU & US evaluation sites
- In-process: Execute controlled launch in EU
- Receive 510(k) clearance potentially*
- Execute controlled launch in U.S. in 2021

2021

- Ramp commercialization in EU & US
- Build & publish global clinical evidence
- Forge new/deeper alliances with NAFLD/NASH drug developers and medical device OEM's
- Establish clinical evaluations in Asia
- Begin process of securing a dedicated CPT code in the U.S.

ENDRA LIFE SCIENCES

1. Sources & Assumptions page 20
* Otherwise in 2021

Financial Information

KEY STATISTICS (as of **December 11, 2020** unless otherwise noted)

Cash Balance (as of September 30, 2020)	$3.8M
Common Stock Price (NASDAQ: NDRA)	$0.87
Common Shares Outstanding	25.7M
Fully Diluted Shares Outstanding*	35.3M
Market Capitalization	$22.3M
Management / Director Ownership**	11.7%

- Includes ~3.5M warrants exercisable @ $0.87, ~2.1M warrants exercisable @ $6.25 (NASDAQ: NDRAW), and ~3.5M options to employees, officers and directors with weighted average exercise of $2.16

** Based on fully diluted shares, assumes full vesting and exercise of all options

See ENDRA's Form 10-Q for detailed financial information for the quarter ended September 30, 2020, at www.endrainc.com/investors

In Summary

- **Targeting $21 billion unmet diagnostic need in the NAFLD/NASH market**
- **ENDRA's solution** is non-invasive, 1/50th the cost of MRI and at point-of-care
- **Regulatory approval secured in Europe, submitted in U.S.**
- **Revenue model** includes hardware, software, services, disposables and licensing agreements
- World-class **collaborations**: GE Healthcare, Univ. of Pittsburgh Medical Center, Gutenberg Univ. in Germany, others
- Potential **additional revenue sources**:
  - Driving efficiencies in **NAFLD-NASH pharma pipeline**
  - **Other clinical indications**, including visualizing temperature changes during cancer, pain & cardiac interventions
- **78 intellectual property assets** (filed, issued, licensed and pending patent applications)

CONTACT US

ENDRA LIFE SCIENCES
David Wells
Chief Financial Officer
(734) 997-0464
Investors@endrainc.com
www.endrainc.com

See more. Do more. Live better.

ENDRA LIFE SCIENCES

APPENDIX



Leadership & Advisors

MANAGEMENT



Francois Michelon
Chairman & CEO

20+ years in med-tech

GE Healthcare, Smith & Nephew, Biomet



Michael Thornton
CTO

15+ years med-tech

Founder, Enhanced Vision Systems (sold to GE)



Renaud Maloberti
CCO

20+ years in med-tech, 12 years in ultrasound

FujiFilm, BK Medical, GE Healthcare



Amy Sitzler
VP Engineering

20 years in engineering & quality at GE Healthcare



David Wells
CFO

30 years in finance and operations

IBM, Bank of America

INDEPENDENT DIRECTORS

Sam Gambhir, MD, PhD
In Memoriam: 1962-2020
Chair of Radiology,
Stanford University

Michael Harsh
Chief Technology Officer (Ret.), GE Healthcare

Anthony DiGiandomenico
Co-founder, MDB Capital

Alex Tokman
10 years GE Healthcare
Allen Institute for Artificial Intelligence

Lou Basenese
Equity research & advisory

SCIENTIFIC ADVISORS

Jing Gao, MD
Weill Cornell Medicine
Rocky Vista University

Jon Rubin MD, PhD
Univ. of Michigan (Ret)

Raza Malik MD, PhD
Tufts Medical Center

Expected TAEUS Economic & Clinical Value To Stakeholders

PATIENTS | **HEALTHCARE PROVIDERS** | **PAYERS**

Patients

Patient presents with one or more of the following:

- **Abnormal liver function** (blood tests): ALT, AST
- **Abdominal symptoms**: Pain, nausea, vomiting, trauma, appetite loss, weight loss
- **Risk factors for liver disease**: Obesity, alcohol use, diabetes, hepatitis B/C, jaundice, high-cholesterol, autoimmune disorders, polycystic ovary syndrome
- **Incidental findings** from other exams (e.g., renal calculi)

Medical necessity established for ultrasound examination

Ultrasound Procedure

Clinician assesses liver with in-office traditional ultrasound:

- Liver attenuation, echogenicity, volume
- Abnormal hepatic blood vessels (e.g., portal vein), varices
- Abnormal masses (cysts, tumors), fluid collection, gallbladder pathology, biliary dilatation
- **Procedure coded as CPT 76705** *Ultrasound abdominal, single organ, limited*. Hospital Outpatient & Physician Payment Estimate:[1] $137 - $338

TAEUS Procedure

Clinician offers optional (patient self- pay) TAEUS liver scan[2] for ~$35[3]

Patient Value

- Stays on exam table ~5 mins longer
- Receives additional NAFLD information w/o invasive biopsy or expensive & time-consuming MRI
- Submits TAEUS receipt to Medical Savings Account

Clinician Payback (illustration)

- $45,000 TAEUS purchase
- @ 35 patients per week
- w/$35 patient self-pay, TAEUS breakeven ~ 36 weeks

TAEUS procedure expected to be coded as CPT 76999: *Unlisted ultrasound procedure*. Hospital Outpatient & Physician Est. Payments: $0 - $210[4]

Education & Reimbursement

1. Clinician submissions of TAEUS 76999 claims with procedure details (time, equipment used, clinical value) helps to educate payers on new TAEUS test
2. Growth of (separate) published clinical evidence further supports TAEUS clinical & economic value and encourages medical societies (e.g., AASLD) to adopt TAEUS as standard of care for NAFLD-NASH assessment
3. **Over time, items 1 & 2 influence payers to cover TAEUS as a separate reimbursed procedure**

1, 2, 3, 4 Sources & Assumptions in Appendix

Liver Fat Measurement Tools: Relative Performance & Accessibility

Liver Fat (Steatosis) Test	AUROC[1]	Sensitivity[2]	Specificity[3]	Diagnostic Value	Accessibility (Affordability, Safety, Ease-of-Use)	Other Considerations
Liver Biopsy	Historical Gold Standard for NASH Diagnosis			++	–	• Measurement variability due to pathology interpretation • Invasive. Requires surgical training.
Blood Tests (E.g., ALT) Lemoine, 2019 (J Acquir Immune Defic Syndr; 80(4)	0.88	0.91	0.77	+	+	• Low relative AUROC & specificity vs. other tests • Susceptible to non-NASH related diseases
Magnetic Resonance Imaging (MRI) Imajo, 2016 (Gastroenterology 150(3)	0.98	0.90	0.93	+++	–	• Becoming Gold Standard for research studies • Not practical for daily clinical practice. Costs $2M--$3M. • Slow & Complex, not point-of-care. Limited access. • Patient restrictions; hip replacements, obesity, tattoos…
Thermo Acoustic Enhanced Ultrasound (TAEUS®) ENDRA, 2019 (Roberts Feasibility Study; endrainc.com)	**0.91**	**0.88**	**0.82**	++	+++	• **Ease of use: ~15 mins training. 1.5 secs/scan.** • **Point-of-care. Works with any B-mode ultrasound.** • **Low cost: ~$50K** • **Strict quantitative measurement. Accurate, repeatable**
Qualitative Ultrasound: B-Mode Paige, 2017(AJR; 208)	0.81	0.61 - 0.89	0.70	–	+++	• Broadly available, easy to use, point-of-care and safe. • Not recommended for low to medium fat level (<25%) • High level of training. Variable results, operator dependent
Quantitative Ultrasound: Backscatter, Attenuation, Elastography Lin, 2015 (Clinical Gastroenterology & Hepatology 13) Paige, 2017(AJR; 208) Caussy 2018 (Hepatology; 67(4) Eddowes, Deeks, Newsome 2019 (Gastroenterology)	0.70 - 0.95	0.75 - 0.87	0.70 - 0.91	+	+	• Varied AUROC, sensitivity & specificity • Cumbersome techniques, some require use of phantom • Expensive, high level of training • Variable results. Operator dependent

[1] **AUROC** (Area Under Receiver Operator Curve): Measures the relationship between sensitivity and specificity as the Reference threshold changes (E.g., MR liver fat threshold of 6%, 10%, 15%, Etc).
[2] **Sensitivity**: The percentage of people correctly identified as having liver fat above the reference threshold (E.g., 6%).
[3] **Specificity**: The percentage of people correctly identified as NOT having liver fat above the reference threshold (E.g., 6%).

Sources & Assumptions

PAGE 3

1. $50K ENDRA device estimated price compared to $2.5M MRI price

PAGE 4

1. IP Asset: filed, issued and licensed patents and pending patent applications
2. Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe, Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
3. Grandview Research, 2020: *Liver Disease Diagnostics, Market Estimates & Trend Analysis, from 2020 to 2027*

PAGE 5

1. The LANCET, Vincent Wai-Sun Wong, November 2015
2. *Cardiovascular Risk in Non-Alcoholic Fatty Liver Disease: Mechanisms and Therapeutic Implications* Claudio Tana, Int'l Journal of Environmental Research and Public Health, Aug 2019
3. Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe, Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
4. ENDRA estimate based on information from clinicaltrials.gov

PAGE 8

1. ENDRA global estimate derived from Association of American Medical Colleges, AMA, Euro Stats: 2015 and other sources
2. ENDRA global estimate derived from *Diagnostic Ultrasound Imaging Global Analysis & Market Forecasts*, GlobalData, 2014
3. *Unique Insights Gained From Multiple NASH Studies, Overcoming Key Challenges to Design and Execute More Efficient Clinical Trials*, COVANCE-LABCORP CSCVMER002-0919, 2019

PAGE 11

1. ENDRA estimate derived from Grand View Research, *Global Radiofrequency Ablation Devices Market Segment Forecast to 2022*, Oct. 2014. Note: Procedure volumes are for RF ablation procedures only. Procedure volumes are larger when including other energy-based ablation technologies such as microwave, cryotherapy and HIFU.

PAGE 17

1. Estimated payment range for CPT76705 includes Medicare vs. Private Insurance, and hospital and physician fees. Source: Medicare Fee Schedules (HOPD and Physician) and Kaiser Family Foundation (nhttps://www.kff.org)
2. Once TAEUS is FDA approved
3. Suggested patient self-pay of $25 to $50. Pricing determined by healthcare provider
4. Estimated payment range for assorted applicable procedures coded under CPT 76999, including Medicare and Private insurance payments, including hospital and physician fees. ENDRA's TAEUS is not expected to immediately secure reimbursement. Source Medicare Fee Schedules (HOPD and Physician) and Kaiser Family Foundation (https://www.kff.org)